SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                              --------------------

                        Date of Report: December 27, 2000

                                  LODGIAN, INC.
                                  -------------
            (Exact name of registrant as specified in its charter)

Delaware                           001-14537                    52-2093696
----------------                   ----------------             ----------------
(State or other                    (Commission                  (IRS  Employer
jurisdiction  of                   File Number)                 Identification
incorporation)                                                  Number)

3445 Peachtree Road, N.E.,
Suite 700, Atlanta, Georgia                                     30326
-----------------------------------------                       ----------------
(Address of principal executive offices)                        (Zip Code)

      Registrant's telephone number, including area code: (404) 364-9400

ITEM 5.  OTHER EVENTS.


         On December 26, 2000, Lodgian, Inc. (the "Company") entered into an Exclusivity Agreement with Edgecliff Holdings, LLC ("Edgecliff") (the "Exclusivity Agreement"). Under the terms of the Exclusively Agreement Lodgian has granted Edgecliff an exclusive period of sixty days to complete its due diligence review of Lodgian. In consideration for the granting of such exclusive period, Edgecliff has agreed for a period of one year not to make an offer to acquire Lodgian for less than $4.75 per share in cash. Lodgian may continue to sell assets during the exclusive period. The Exclusivity Agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The Company's press release dated December 27, 2000 is attached to this Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

         10.1 Exclusivity Agreement by and between Lodgian, Inc. and Edgecliff Holdings, LLC, dated as of December 26, 2000.

         99.1                 Press release dated December 27, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   LODGIAN, INC.

                                   By     /s/ Robert S. Cole
                                          -------------------------------------
                                   Name:  Robert S. Cole
                                   Title: President and Chief Executive Officer

Date: December 27, 2000

                                  EXHIBIT INDEX

-------------------------------------------------------------------------------
       Exhibit Number                     Description
-------------------------------------------------------------------------------
            10.1 Exclusivity Agreement by and between Lodgian, Inc., and Edgecliff Holdings, LLC dated as of December 26, 2000

            99.2              Press release dated December 27, 2000.

-------------------------------------------------------------------------------